EXHIBIT 99.1

GEE Group Announces Sale of Its Triad Light Industrial Division

Jacksonville, FL, June 6, 2025 /Accesswire/ – GEE Group Inc. (NYSE American: JOB) together with its subsidiaries (collectively referred to as the “Company,” “GEE Group,” “our” or “we”), a provider of professional staffing services and human resource solutions, today announced that, effective June 2, 2025, it has completed the successful sale of Triad, its Light Industrial Division, to Armada Staffing Group (“Armada”), a division of Ohio based Reliable Staffing Resources (“Reliable”), led by the Gasbarro family. This strategic transaction marks a continued focus by GEE Group on its professional staffing and human resources solutions specialty service offerings, in verticals comprised of Information Technology, Engineering, Finance and Accounting, Office Support and Health Care.

Under the terms of the sale and purchase agreement, Reliable acquired substantially all of the the operating business assets of GEE Group’s Triad Light Industrial Division for cash and other consideration. As part of the sale, nearly all employees from the Light Industrial Division have transitioned to and will join the workforce of Armada, ensuring outstanding customer service and continuity for both clients and candidates. Notably, Deborah Santora, President of Triad, will continue to lead the operations in the Northeast Ohio market, supported by her experienced team that will join her at Armada. Other terms of the transaction were not disclosed. The Company previously communicated that the Light Industrial Division business segment was a “discontinued operation” and reported it as such in its most recent Form 10-Q filed with the SEC.

“We are confident that Armada Staffing Group, under the leadership of the Gasbarro family, will provide strong direction and make investments that will benefit the Light Industrial Division,” said Alex Stuckey, Chief Operating Officer of GEE Group. Stuckey further commented, “All of us at GEE Group thank Debbie and her team for their many years of service and outstanding contributions and wish them continued success in this next chapter.” Derek Dewan, Chairman and Chief Executive Officer of GEE Group stated, “Our Company will continue to provide outstanding customer service and expand our service offerings in the professional services verticals that we operate in and GEE Group will continue to pursue the strategic initiatives that align with our capital allocation strategy and internal and acquisition growth plans.”

About Armada Staffing Group / Reliable Staffing Resources

Armada Staffing Group is a division of Ohio based Reliable Staffing Resources, a family-owned and operated firm led by the Gasbarro family. With deep roots in the staffing industry, the company is recognized for its client-focused approach and commitment to workforce excellence.

About GEE Group

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Hornet Staffing, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR). Additionally, the Company provides contract and direct hire professional staffing services through the following SNI brands: Accounting Now®, SNI Technology®, Legal Now®, SNI Financial®, Staffing Now®, SNI Energy®, and SNI Certes.

Forward-Looking Statements Safe Harbor

In addition to historical information, this press release contains statements relating to possible future events and/or the Company's future results (including results of business operations, certain projections, future financial condition, pro forma financial information, and business trends and prospects) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and the Private Securities Litigation Reform Act of 1995 and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. These forward-looking statements include without limitation information relating to our intended share repurchases, the amount and timing of share repurchases, the possibility that the share repurchase program may be discontinued or suspended, anticipated cash flow generation and expected shareholder benefits. Such forward-looking statements often contain, or are prefaced by, words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," “pro forma”, "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and, consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism, industrial accidents, or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities  and other claims asserted against the Company including the failure to repay indebtedness or comply with lender covenants including the lack of liquidity to support business operations and the inability to refinance debt, failure to obtain necessary financing or the inability to access the capital markets and/or obtain alternative sources of capital; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; (xiii) the adverse impact of geopolitical events, government mandates, natural disasters or health crises, force majeure occurrences, global pandemics such as the deadly “coronavirus” (COVID-19) or other harmful viral or non-viral rapidly spreading diseases and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise, or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

GEE Group Inc.

Kim Thorpe

630.954.0400

invest@geegroup.com

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